                                                                  EXHIBIT 10.11

                         CONFIDENTIAL TREATMENT REQUEST

         Confidential Portions Of This Agreement Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The Securities And Exchange Commission.


                        EXCLUSIVE DISTRIBUTION AGREEMENT


         This Exclusive Distribution Agreement (the "Agreement") is dated effective as of January 1, 1996 by and between UNISOURCE, INC., a Colorado corporation, with its principal place of business at 1919-14th St., Suite 606, Boulder, Colorado 80302 ("Unisource"), and HORIZON PHARMACEUTICAL CORPORATION, a Delaware corporation, with its principal place of business at 1125 Northmeadow Parkway, Suite #130, Roswell, Georgia 30076 ("Horizon").

                             W I T N E S S E T H :

         A. Unisource is engaged in the business of developing, manufacturing and selling pharmaceutical products;

         B. Horizon is engaged in the business of marketing and distributing pharmaceutical products;

         C. Unisource and Horizon previously entered into an Exclusive Distribution Agreement dated July 30, 1993 (the "Prior Agreement") for a pharmaceutical product known as TANAFED (the "Product"), as described in Exhibit A hereto, which exhibit is expressly incorporated herein by this reference; and

         D. The parties desire to enter into a new Exclusive Distribution Agreement superseding the "Prior Agreement" effective as of the date indicated above, according to the following terms and conditions. It is the express intention of the parties that this "Agreement" shall replace and supersede the "Prior Agreement", curing any and all defaults which may exist under the "Prior Agreement" by either Unisource or Horizon, without any time elapsing between the termination of the "Prior Agreement" and the effective date of this "Agreement".

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, IT IS AGREED:


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                                       [***] - CONFIDENTIAL TREATMENT REQUESTED


         l.       Exclusivity; Requirements Contract; Pricing; and Terms of
Sale.

                  1.1      Exclusivity.

                           (a)      Unless and until Horizon's  exclusivity for
the Product is terminated pursuant to the provisions of Section 1.1(b) hereof, Unisource shall supply the Product exclusively to Horizon and shall not sell the Product in the Continent of North America or the Caribbean to anyone other than Horizon without Horizon's prior written consent. Likewise, Horizon agrees during the term hereof to purchase the Product exclusively from Unisource for North American and Caribbean distribution. It is agreed that the mutual exclusivity provisions of this Agreement shall apply to the Product regardless of package size or the nature of any packaging.

                           (b)      Unisource shall have the right to terminate
Horizon's exclusivity hereunder if Horizon's aggregate purchases for the Product during any calendar year beginning in 1996 are less than the scheduled amount set forth below for such year. Such right to terminate Horizon's exclusivity must be exercised, if at all, by written notice given within thirty
(30) days after the end of any calendar year. Unisource's right to terminate Horizon's exclusivity hereunder shall be Unisource's sole remedy for Horizon's failure to order the scheduled amount during any calendar year. The scheduled amount for the Product, regardless of package size is as follows:

                           (i)      1996 - [***];
                           (ii)     1997 - [***];
                           (iii)    1998 - [***];
                           (iv)     1999 and subsequent years - [***]

For purposes of this Agreement, if more gallons are purchased than scheduled during a particular year, the overage above scheduled gallons will carry over to the next year's scheduled obligations as a credit.

For purposes of this Agreement, a gallon shall be defined as 128-fl. oz. to be packaged in various package sizes.

                           (c) Horizon shall have the right of first refusal on
all other dosage forms or pharmaceutical products containing Pseudoephedrine Tannate developed by Unisource. Unisource agrees to offer said products in all forms to Horizon first, and to negotiate terms with Horizon in good faith. Horizon shall also have the right to match any bona fide offer from any third party for any said products in all forms, and by agreeing to match the bona fide offer, Horizon shall be granted exclusivity to the same extent granted herein for TANAFED.

                  1.2      Requirements Contract.

                           (a) During the term of this Agreement, Horizon shall
purchase the Product exclusively from Unisource and Unisource shall exclusively supply all of Horizon's requirements of the Product for the distribution channels heretofore defined. Horizon shall not during the term of this Agreement purchase or manufacture a comparable Product (comparable Product is defined as any product containing Pseudoephedrine Tannate, alone or in combination with other ingredients, and which is intended for the same therapeutic use as the Product) from anyone other than Unisource. The foregoing obligation of Unisource to supply all of Horizon's requirements of the Product and Horizon's obligation to purchase all of its requirements of the Product exclusively from Unisource shall apply even if Horizon's exclusivity is terminated by Unisource pursuant to Section 1.1 hereof. Horizon shall have the right to terminate Unisource's exclusivity hereunder if Unisource is unable to fulfill all of Horizon's requirements for the Product at any time, subject to the sixty (60)-day cure period described in Subsection 6.2 below.

                  1.3      Price and Terms of Sale.

                           (a) The price to be charged to Horizon for Product
in various package sizes bearing the Horizon or a subsidiary label shall be the same as those currently quoted to Horizon, as shown on Exhibit "B" attached hereto and incorporated herein. However, the price charged to Horizon for the Product shall be reduced if: (1) Unisource engages a new manufacturer who supplies Product to Unisource at a lower cost, or (2) increased volume orders by Horizon result in per-unit savings to Unisource because of economies of scale. In the event of the occurrence of either of these contingencies, Unisource and Horizon agree to negotiate a price reduction in good faith, promptly upon receipt of written notice from Horizon of a desire to negotiate price reduction as a result of the occurrence of one or both contingencies. No other price changes shall be made without the written consent of both parties.

                           (b) Horizon shall pay Unisource for the Product
within thirty (30) days after shipment of the Product to the location specified. Unisource warrants that when invoiced the Product will conform to those specifications documented in Exhibit A and Unisource will cause the manufacturer to provide to Horizon a Certificate of Assay, batch assay sheets and all current material safety data sheets applicable to the Product for each batch shipped to Horizon. Horizon will not be obligated to pay for a non-conforming batch of the Product or a batch for which a Certificate of Assay has not been provided.

                           (c) All shipments of the Product to Horizon at the
location specified will be made FOB, Unisource site of manufacture.

                  2. Term of Agreement and Termination. This Agreement shall commence on January 1, 1996, at which time the "Prior Agreement" shall be superseded instantly and this Agreement shall continue for a period of seven
(7) years until December 31, 2003. If upon expiration of this initial term ending December 31, 2003, Horizon is not in default of any of the material terms and conditions of this Agreement, Horizon shall have an option to extend this Agreement for an additional term of seven (7) years. This option shall be automatically


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


                                       [***] - CONFIDENTIAL TREATMENT REQUESTED


exercised unless Horizon gives written notice to Unisource of its intent not to exercise the option prior to December 31, 2003. This Agreement shall also terminate immediately upon any voluntary or involuntary dissolution, act of bankruptcy or reorganization for the benefit of creditors of either party, and may not be reinstated thereafter except with the other party's written consent.

                           In the event that Horizon exercises the seven year
option, Horizon agrees to purchase [***] of Product in each of the first three years of the option period, and [***] of Product in each of the remaining four years, pursuant to the exclusivity and requirements provisions of subsection 1 above.

                        3. Representations and Warranties of Unisource. Unisource represents and warrants to Horizon that the Product supplied hereunder will be merchantable and that the Product supplied hereunder will be manufactured in accordance with the then FDA current good manufacturing practices for comparable products. Unisource shall cause the manufacturer of the Product (the "Manufacturer") to supply Horizon with the standard form FDA continuing guaranty. Unisource further represents and warrants to Horizon that it is the sole and exclusive owner of the Product and that no consents are required from any person to grant Horizon the rights granted to it hereunder. Unisource hereby agrees to indemnify and hold harmless Horizon from and against any breach of its representations and warranties set forth in this Agreement. In no event, however, will Unisource be liable to Horizon for consequential damages.

                        4. Insurance. Unisource shall cause the Manufacturer to maintain product liability insurance in a minimum amount of One Million Dollars ($1,000,000) and, prior to the delivery of the first order of Product, Unisource shall cause the Manufacturer to provide Horizon with a certificate of insurance naming Horizon as an additional insured on Manufacturer's insurance policy. Thereafter, Unisource shall cause the manufacturer to provide periodic verification of the liability insurance coverage on each renewal of the policy, and in any event at least each year on the anniversary date of the policy.

                        5. Default.

                           5.1     Notice of  Default.  Subject to Section  6.2,
if a default occurs hereunder, then the non-defaulting party shall be entitled to terminate this Agreement upon sixty (60) days' written notice to the defaulting party, if the defaulting party has not cured the default as provided in paragraph 6.2, which notice shall describe the default in reasonable detail.

                           5.2     Effect of Default and Cure.  The party in
default shall have a period of sixty (60) days from receipt of the Notice of Default provided for in paragraph 6.1 within which to cure the specified default. If the default is cured and corrected within sixty (60) days after proper notice, this Agreement shall continue in full force and effect as if no default had existed. If the default is not timely cured as set forth in this Subsection 6.2, then the non-defaulting party shall have the option to terminate this Agreement, and such termination shall be without prejudice to any claim for damages which the non-defaulting party may have.



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


                  6.   Force Majeure and Termination.

                       6.1 Force Majeure. A party to this Agreement shall be excused from performance under this Agreement to the extent that and for so long as such performance is substantially hindered or prevented by force majeure such as acts of God, strikes, or acts of war.

                       6.2 Right of Termination. If any performance excused pursuant to Subsection 6.1 is both protracted and material with reference to the objectives and purposes of this Agreement, the party not excused thereby may terminate this Agreement upon fifteen (15) days' written notice to the other party, and such terminating party shall be entitled to an equitable adjustment of its rights and obligations hereunder.

                        7. Applicable Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado without giving effect to the principles of conflict of laws thereof.

                        8. Notices. Any notice, demand or other communication required or authorized to be given under this Agreement shall, if reasonably practicable, be transmitted by telecopier to the number specified below, confirmed by hard copy via U.S. Mail, or such notice may be sent by personal delivery, national overnight commercial delivery service which provides package tracking services ("Overnight Courier") or by U.S. Mail, certified, return receipt requested. Any such notice shall be deemed received as of the first business day after it is sent if delivered by telecopy, Overnight Courier or personal delivery, or on the day actually received and signed for if sent by Certified U.S. Mail. All notices shall be sent to the respective parties at the following telecopy numbers and addresses, or such other telecopy number or address as a party may provide to the other by written notice complying with this Section 9:

                           Horizon Pharmaceutical Corporation
                           1125 Northmeadow Parkway, Suite #130
                           Roswell, Georgia 30076
                           Attention: President
                           Fax No.    770-442-9594

                           Unisource, Inc.
                           1919-14th Street, Suite 606
                           Boulder, Colorado 80302
                           Attention: President
                           Fax No.    303-442-6919

                        9. Assignment; Binding Effect. This Agreement may not be assigned by either party without the prior written consent of the other party, and any attempt by either party to assign this Agreement without such consent shall be null and void ab initio. This Agreement shall inure to the benefit of, and be binding upon, the respective successors and permitted assigns of the parties.


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


                  10. Modification. This Agreement may not be modified or amended in any respect except in writing signed by both parties.

                  11. The Prior Agreement. The Prior Agreement is hereby superseded in its entirety by mutual consent of both parties. Each party represents and warrants to the other that no default exists under the terms of the Prior Agreement.

                  12. Entire Agreement. This is the entire Agreement between the parties and no prior representations, statements, warranties or inducements form a part of this contract or vary, modify or expand upon any of the terms or conditions contained in this written Agreement.

         IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Agreement effective January 1, 1996.

Attest:                                         UNISOURCE, INC.

                                                By:
-------------------------------                    -----------------------------

Attest:                                         HORIZON PHARMACEUTICAL
                                                   CORPORATION

                                                By:
-------------------------------                    -----------------------------



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


                                   EXHIBIT A

                                    TANAFED


FORMULA A

         Pediatric Suspension BID

         Each 5 mL contains:

                  Chlorpheniramine tannate  4.5 mg.
                  Pseudoephedrine tannate   75.0 mg.

         Inactive ingredients: benzoic acid, FD&C Red No. 40, flavors (natural and artificial), glycerin, kaolin, magnesium aluminum silicate, methylparaben, pectin, water, saccharin sodium and sucrose.

FORMULA B

         Pediatric Suspension BID

         Each 5 mL contains:

                  Chlorpheniramine tannate  4.5 mg.
                  Pseudoephedrine tannate   75.0 mg.

         Inactive ingredients: Citric acid, D&C Red #28, flavors, glycerin, magnesium aluminum silicate, methyiparaben, sodium benzoate, sodium citrate, sodium saccharin, sucrose, zanthan gum.


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                                       [***] - CONFIDENTIAL TREATMENT REQUESTED


                                   EXHIBIT B


[***]

                  Chlorpheniramine tannate  4.5 mg.
                  Pseudoephedrine tannate   75.0 mg.

         Quantity:         [***]    order   [***] order or more

1.       Packaging:        Pints                     Pints

         Price:            $[***]                    $[***]

2.       Packaging:         [***]                     [***]

         Price:            $[***]                    $[***]

3.       Packaging:         [***]                     [***]

         Price;            $[***]                    $[***]

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